UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2021

SOARING EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40097	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Fifth Avenue

New York, NY 10075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	SRNGU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	SRNG	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	SRNGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the United States Securities and Exchange Commission (the “SEC”) issued a statement (the “Staff Statement”) entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”).” The Staff Statement, among other things, highlighted potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings (“IPOs”) of SPACs, such as the public warrants and private placement warrants (collectively the “Warrants”) issued in connection with the IPO of Soaring Eagle Acquisition Corp. (the “Company”). For a full description of the Warrants, please refer to the Company’s final prospectus dated February 23, 2021, filed with the SEC on February 25, 2021 in connection with the Company’s IPO. The Company previously classified the Warrants as components of equity. As a result of the Staff Statement, the Company reevaluated its accounting treatment for the Warrants and determined that the Warrants should be classified as derivative liabilities pursuant to Financial Accounting Standards Board Accounting Standards Codification Subtopic 815-40, Contracts in Entity’s Own Equity, rather than as components of equity, and should be measured at fair value, with subsequent changes in the fair value of the Warrants reported each period in earnings. The correction involves only non-cash adjustments, and will have no impact on the Company’s liquidity or cash flows.

An audited balance sheet as of February 26, 2021 (the “IPO Balance Sheet”) reflecting the Company’s receipt of the proceeds upon consummation of its IPO and the concurrent private sale of the private placement warrants was previously issued by the Company and included as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on March 4, 2021. As described above, as a result of the Staff Statement, the Company determined that the Warrants should have been classified as derivative liabilities instead of components of equity in the IPO Balance Sheet. The unaudited IPO Balance Sheet furnished as Exhibit 99.1 to this Current Report on Form 8-K has been revised to reflect the classification of the Warrants as derivative liabilities.

The foregoing (including the information presented in Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1, that is provided solely in connection with Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Unaudited Revised Balance Sheet as of February 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOARING EAGLE ACQUISITION CORP.

By:	/s/ Eli Baker
Name:	Eli Baker
Title:	Chief Financial Officer

Date: May 13, 2021